Subsequent Event	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Event

NOTE 8 – SUBSEQUENT EVENT

During January and February 2018, the Company issued, through a private placement, 9,973,000 shares of its common stock at $0.01 per share to approximately 45 individuals. In February and March 2018, through a subsequent private placement, 123,599 shares of its common stock were issued at $0.75 per share.

In January 2018, Company entered into a distributor agreement with FoodCare Sp. Z.o.o. (“FoodCare”), which was amended and restated on January 30, 2018. FoodCare is a company organized under the laws of Poland. FoodCare is a manufacturer and supplier of desserts, cereals, energy drinks and other beverage products. FoodCare manufactures the “Iron Energy” drink, a product sponsored by celebrity former boxer, Mike Tyson. Under the terms of the distribution agreement, the Company shall become the exclusive distributor of FoodCare products in the United States, Puerto Rico and the U.S. Virgin Islands. The term of the agreement is for ten years and gives the Company exclusive rights to distribute FoodCare products within the U.S. market, so long as the Company purchases the required quantity of product from FoodCare. The distribution agreement is terminable (1) upon mutual consent of the parties; (2) upon 180 days’ written notice; (3) by either party in writing, without justification, if an issue is not amicably resolved within 30 days of such issue by providing 180 days’ notice and, in such case, the distributor shall lose its exclusivity rights; or (4) immediately in the event of notice of an uncured breach in the terms of the agreement.